            ------------------------------------------------------
                            MEYERS PRIDE VALUE FUND
            ------------------------------------------------------


                               SEMI-ANNUAL REPORT

                               November 30, 1997


                       [Meyers Pride Logo appears here]

                              CHAIRWOMAN'S LETTER
-------------------------------------------------------------------------------

The Meyers Pride Value Fund achieved several important milestones during the half year period from May 31, 1997 to November 30, 1997. First, the Fund reached its one year anniversary on June 13, 1997. Second, assets in the Pride Value Fund surpassed the two million dollar point during this period. Third, your Fund increased its shareholder base throughout all regions of the country and beyond US borders. Shareholders now reside in forty-two states, Washington D.C., the Virgin Islands, and British Columbia, Canada.

For the period of this semi-annual report, your Fund had a total return of 5.50%. Since inception (June 13, 1996), the total return was 29.00%. A more detailed discussion of the Meyers Pride Value Fund's portfolio and performance follows this letter in the Report On The Fund.

Your Fund's investment advisor, Meyers Capital Management ("MCM"), has continued to expand the documented database of companies which follow the employment policies required by the Fund. Since May 31, 1997, thirty new companies were added to this database as having verified and specifically stated anti-discrimination policies in regards to sexual orientation. In addition, MCM has tracked the efforts of companies to further expand benefits to be more inclusive of lesbians and gays and provided assistance when possible. MCM has enlarged its research efforts beyond large, blue chip companies and is now systematically documenting this information for mid cap and small cap companies to further expand our universe of potential investments.

As the manager of the Meyers Pride Value Fund, I believe that it is important to have our interests directly aligned with the shareholders we serve. For that reason, all employees at Meyers Capital Management individually own shares of your Fund. As fellow shareholders, you can be assured that we will strive to provide a level of service and success that inspires long term investment by all shareholders.

Thank you and have a Happy, Healthy and Prosperous 1998.


/s/ Shelly J. Meyers

                              REPORT ON THE FUND
-------------------------------------------------------------------------------

Since its inception date of June 13, 1996 and through November 30, 1997, the Meyers Pride Value Fund returned 29%; one year total return was 18.57%. For the period covering the six months of this semi-annual report (June 1, 1997 to November 30, 1997), the Fund returned 5.5%. More specifically, for the first quarter ending August 31, 1997, the Fund returned 8.0%, beating the Standard & Poor's 500/1/ return of 6.5%; for the second quarter ending November 30, 1997, the Fund returned -2.4%, lagging the S&P 500 return of 6.7%/2/.

The period from June 1 to August 31, 1997 was very different from the period from September 1 to November 30, 1997. The market was generally strong during the summer, and reached record highs in August. The Pride Value Fund's relative out-performance to the market during this period was primarily aided by strong performance in its retail, financial and selected technology holdings.

The three month period from September 1, 1997 to November 30, 1997 was memorable for its historic price swings. On back to back days at the end of October, the market experienced the largest one day point drop in history, followed immediately by the largest one day point gain in history. Although the Fund outperformed the market on the days of the sharpest point drops, over this three month period as a whole, the Fund's relative performance was hindered by some of our largest holdings, such as Eastman Kodak and Sears, neither of which rebounded at the pace of the market in November. In addition, technology holdings that we added after sharp price drops, such as Sun Microsystems, Intel and Advanced Micro Devices, also underperformed the market through the last weeks of this quarter. We believe that these stocks will be strong performers over the next twelve to eighteen months.

As of November 30, 1997, the Pride Value Fund had a total of thirty-nine stocks in the portfolio, and we anticipate that the portfolio will continue to consist of approximately forty to fifty-five holdings over the next twelve months. Of the stocks in the portfolio at quarter end, twenty-three showed a positive return, fifteen stocks were below initial cost basis, and one holding was unchanged. The Fund's top five equity holdings were: Sears Roebuck (3.7%), Golden State Bancorp (3.5%), Arrow Electronics (3.4%), Eastman Kodak (3.3%), and Amgen, Inc. (3.3%). The top ten holdings represent approximately 32% of the total portfolio.

Looking forward, the Fund will continue to seek investments in undervalued stocks that we believe will outperform the market over the long term. We believe that it is particularly important to adhere to this long term value investment strategy during these periods of market volatility.

-------------------------
/1/The Standard & Poor's 500 is an unmanaged index that is generally thought to represent the US stock market.
/2/Past performance is no guarantee of future results; the investment return and principal value will fluctuate so that an investor's shares may be worth more or less than the original cost when redeeming. The returns set forth reflect the waiver of a portion of the Fund's fees. Without the waiver of fees the total return would have been lower.

                            MEYERS PRIDE VALUE FUND
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               NOVEMBER 30, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                     MARKET
 SHARES                                              VALUE
 ------                                            ----------
        COMMON STOCKS (89.9%)
        Banking (8.5%)
    500 Chase Manhattan Corp.                      $   54,312
  2,100 Golden State Bancorp*                          69,956
    150 Wells Fargo & Co.                              46,088
                                                   ----------
                                                      170,356
                                                   ----------
        Beverages (2.4%)
  1,500 Seagram Co. Ltd.                               48,469
                                                   ----------
        Broadcasting (2.4%)
  1,400 Viacom Inc.--Cl. B*                            49,000
                                                   ----------
        Computer Equipment (15.7%)
    666 Commscope Inc.*                                 7,284
  3,100 General Semiconductor Inc.*                    33,712
    600 Intel Corp.                                    46,575
    400 International Business Machines Corp.          43,825
 16,900 Midisoft Corp.*                                19,942
  2,000 NextLevel Systems Inc.*                        26,500
  1,700 Seagate Technology Inc.*                       38,569
  2,500 Silicon Graphics Inc.*                         32,813
  1,800 Sun Microsystems Inc.*                         64,800
                                                   ----------
                                                      314,020
                                                   ----------
        Diversified (1.5%)
    700 Tenneco Inc.                                   30,318
                                                   ----------
        Electric Utility (2.3%)
  1,300 Otter Tail Power Co.                           45,175
                                                   ----------
        Electrical & Electronics (3.4%)
  2,200 Arrow Electronics Inc.*                        67,375
                                                   ----------
        Electronic Components/Instruments (5.6%)
  3,000 Advanced Micro Devices Inc.*                   65,438
  1,100 Polaroid Corp.                                 46,750
                                                   ----------
                                                      112,188
                                                   ----------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS, (continued)
                               NOVEMBER 30, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 SHARES                                            VALUE
 ------                                          ----------
        Insurance (4.1%)
    600 Lincoln National Corp.                   $   42,825
    900 NAC Re Corp.                                 40,162
                                                 ----------
                                                     82,987
                                                 ----------
        Medical--Hospital Management (5.6%)
  1,980 Foundation Health Systems Inc.--Cl. A*       55,564
  1,100 United Healthcare Corp.                      57,268
                                                 ----------
                                                    112,832
                                                 ----------
        Medical--Equipment & Supplies (2.0%)
    900 Boston Scientific Corp.*                     40,668
                                                 ----------
        Mining (2.5%)
  4,700 Homestake Mining Co.                         49,350
                                                 ----------
        Oil/Gas (8.6%)
    300 Amoco Corp.                                  27,000
    600 Atlantic Richfield Co.                       48,900
  1,400 Enron Corp.                                  54,250
    600 Mobil Corp.                                  43,163
                                                 ----------
                                                    173,313
                                                 ----------
        Pharmaceuticals (5.2%)
  1,300 Amgen Inc.*                                  66,463
    400 Merck & Co. Inc.                             37,825
                                                 ----------
                                                    104,288
                                                 ----------
        Photography (3.3%)
  1,100 Eastman Kodak Co.                            66,688
                                                 ----------
        Retail (9.1%)
  2,700 Ann Taylor Stores Corp.*                     38,475
  3,100 Donna Karan International Inc.*              36,619
  2,500 Lillian Vernon Corp.                         34,844
  1,600 Sears, Roebuck & Co.                         73,300
                                                 ----------
                                                    183,238
                                                 ----------

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                 SCHEDULE OF PORTFOLIO INVESTMENTS, (continued)
                               NOVEMBER 30, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

                                                         MARKET
 SHARES                                                  VALUE
 ------                                                ----------
        Telecommunications (2.2%)
    800 AT&T Corp.                                     $   44,700
                                                       ----------
        Transportation--Air (5.5%)
  3,900 America West Holdings Corp.--Cl. B*                62,156
    400 AMR Corp.*                                         48,475
                                                       ----------
                                                          110,631
                                                       ----------
        TOTAL COMMON STOCKS (COST $1,760,853)           1,805,596
                                                       ----------
        MONEY MARKET ACCOUNTS (4.3%)
 17,708 Bank of New York Cash Reserve                      17,708
 70,000 Stagecoach Prime Money Market Fund                 70,000
                                                       ----------
        TOTAL MONEY MARKET ACCOUNTS (COST $87,708)         87,708
                                                       ----------
        TOTAL INVESTMENTS (94.2%)                      $1,893,304
        (COST $1,848,561)
        Other Assets in Excess of Liabilities (5.8%)      115,992
                                                       ----------
        NET ASSETS (100%)                              $2,009,296
                                                       ==========

* Represents non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investments, at value (cost $1,848,561)               $1,893,304
  Receivable from investment advisor                       140,002
  Unamortized organization expenses                        115,629
  Prepaid expenses and other assets                          4,103
                                                        ----------
    Total Assets                                                   $2,153,038
LIABILITIES
  Payable to investment advisor                            143,742
                                                        ----------
    Total Liabilities                                                 143,742
                                                                   ----------
NET ASSETS, APPLICABLE TO 155,691 SHARES OF BENEFICIAL
 INTEREST                                                          $2,009,296
                                                                   ==========
NET ASSETS CONSIST OF:
  Capital                                                1,704,173
  Accumulated undistributed net investment loss            (4,446)
  Accumulated undistributed net realized gain on
   investments                                             264,826
  Net unrealized appreciation on investments                44,743
                                                        ----------
NET ASSETS                                                         $2,009,296
                                                                   ==========
NET ASSET VALUE PER SHARE                                          $    12.91
                                                                   ==========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                            STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED NOVEMBER 30, 1997
                                  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income                                                $ 13,945
EXPENSES
  Advisory                                             $  9,431
  Administrative services                                 1,415
  12b-1 fees                                              2,358
  Fund accounting fees and expenses                      17,411
  Transfer agent and shareholder servicing fees          16,535
  Audit                                                  18,000
  Organizational                                         16,507
  Legal                                                  12,325
  Registration                                           12,311
  Custodian                                               7,500
  Trustees' fees                                          5,125
  Miscellaneous expenses                                  6,836
                                                       --------
    Total expenses before waivers/reimbursed                      125,754
    Less expenses waived                                           (9,431)
    Less expenses reimbursed                                      (97,932)
                                                                 --------
    Net Expenses                                                   18,391
                                                                 --------
NET INVESTMENT LOSS                                                (4,446)
                                                                 --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gains on investment transactions         183,539
  Net change in unrealized appreciation on investments  (97,138)
                                                       --------
  Net realized and unrealized gains on investments                 86,401
                                                                 --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 81,955
                                                                 ========

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                            SIX MONTHS ENDED
                                            NOVEMBER 30, 1997  YEAR ENDED
                                               (UNAUDITED)    MAY 31, 1997*
---------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                          $   (4,446)     $   (3,659)
  Net realized gains on investments               183,539          84,708
  Net change in unrealized appreciation on
   investments                                    (97,138)        141,881
                                               ----------      ----------
  Net increase in net assets resulting from
   operations                                      81,955         222,930
                                               ----------      ----------
CAPITAL TRANSACTIONS
  Proceeds from sale of shares                    562,201       1,407,673
  Net asset value of shares redeemed             (198,281)        (67,182)
                                               ----------      ----------
  Net increase in net assets from capital
   transactions                                   363,920       1,340,491
                                               ----------      ----------
  Total increase in net assets                    445,875       1,563,421
                                               ----------      ----------
NET ASSETS
  Beginning of period                           1,563,421              --
                                               ----------      ----------
  End of period                                $2,009,296      $1,563,421
                                               ==========      ==========

* Fund commenced operations on June 13, 1996.

    The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               NOVEMBER 30, 1997
                                  (UNAUDITED)
-------------------------------------------------------------------------------

1. ORGANIZATION. The Meyers Pride Value Fund (the "Fund") is a separate series of the Meyers Investment Trust (the "Trust"), a business trust organized under the laws of the State of Delaware. The Fund was formerly known as the Meyers Sheppard Pride Fund, and the Trust was formerly known as the Meyers Sheppard Investment Trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940" Act), as an open-ended, no-load, diversified management investment company. The Fund's overall investment objective is to attain long-term capital appreciation by investing in a diversified portfolio of equity securities believed by the investment adviser to be under-valued but nevertheless fundamentally sound companies and generally having progressive policies towards gays and lesbians, but at a minimum having in place specifically stated policies against discrimination in hiring and promotion based upon sexual orientation. Prior to June 13, 1996 (commencement of operations), the Fund had no operations other than the sale of 10,003 shares of common stock at $10.00 per share, to initial seed capital investors.

2. SIGNIFICANT ACCOUNTING POLICIES. The following are significant accounting policies followed by the Fund in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

A. SECURITY VALUATION. Equity securities held by the Fund are valued at the last sale price on the exchange on which they are primarily traded, or on the NASDAQ system for unlisted national market issues, or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities not reported on the NASDAQ system. Short-term obligations, with remaining maturities of 60 days or less, are valued at amortized cost, which approximates market value. Fund securities (other than short-term obligations with remaining maturities of less than sixty days) for which there are no such quotations or valuations, are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on a trade date basis and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and distributions of net realized gains are normally declared and paid annually by the Fund. The Fund records dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to qualify or to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in

                            MEYERS PRIDE VALUE FUND
                  NOTES TO FINANCIAL STATEMENTS, (continued)
                                  (UNAUDITED)
-------------------------------------------------------------------------------
applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

E. ORGANIZATIONAL EXPENSES. Costs incurred in connection with the organization and initial registration of the Fund have been deferred and are being amortized over a sixty-month period, beginning with the Fund's commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced pro rata portion of any unamortized organizational expenses in the proportion that the number of shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3. SECURITY TRANSACTIONS. Purchases and sales of securities for the period ended November 30, 1997, other than short-term securities, amounted to $853,465, and $601,262, respectively. The cost of securities is substantially the same for federal income tax purposes as it is for financial reporting purposes.

            Aggregate cost                 $1,848,561
                                           ==========
            Gross unrealized appreciation  $  180,738
            Gross unrealized depreciation    (135,995)
                                           ----------
            Net unrealized appreciation    $   44,743
                                           ==========

4. CAPITAL SHARE TRANSACTIONS. The Fund's Articles of Incorporation permit the Fund to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001). Transactions in shares for the period ended November 30, 1997, were as follows:

                                SIX MONTHS ENDED
                                NOVEMBER 30, 1997       YEAR ENDED
                                   (UNAUDITED)         MAY 31, 1997
                                ------------------  -------------------
                                SHARES    AMOUNT    SHARES     AMOUNT
                                -------  ---------  -------  ----------
        Shares sold              43,286  $ 562,201  133,466  $1,407,673
        Shares redeemed         (15,462)  (198,281)  (5,599)    (67,182)
                                -------  ---------  -------  ----------
        Net increase in shares   27,824  $ 363,920  127,867  $1,340,491
                                =======  =========  =======  ==========

5. INVESTMENT MANAGEMENT, ADMINISTRATION AND DISTRIBUTION AGREEMENTS. The Investment Manager of the Fund, Meyers Capital Management, LLC, serves as the Fund's manager and investment adviser pursuant to an Investment Management Agreement. The Investment Management Agreement provides that the Fund pays the Investment Manager for its management and investment advisory services, a monthly fee equal, on an annual basis, to 1.00% of the Fund's average daily net assets. The Investment Manager has undertaken to waive a portion of its investment adviser fee and to reimburse the Fund for expenses necessary to assist the Fund in maintaining a competitive expense ratio of no more than 1.95% (annualized) of average daily net assets. For the period ended November 30, 1997, the Investment Manager earned $9,431 and waived fees of $9,431. In addition, the Investment Manager reimbursed the Fund $97,932.

                            MEYERS PRIDE VALUE FUND
                  NOTES TO FINANCIAL STATEMENTS, (continued)
                                  (UNAUDITED)
-------------------------------------------------------------------------------

BISYS LP, with whom certain officers and trustees of the Fund are affiliated, serves the Fund as Administrator. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Fund. In its capacity as the Fund's Administrator, BISYS Fund Services Limited Partnership LP ("BISYS LP") provides certain administrative and managerial support services to the Fund. In consideration of which BISYS LP is paid an annual administration fee equal to 0.15% of the first $100 million in aggregate Fund assets, 0.10% for the next $400 million, 0.07% for the next $500 million and 0.06% for aggregate Fund assets in excess of $1 billion. For the period ended November 30, 1997, BISYS LP earned administrative fees of $1,415.

As Fund Accounting Agent, BISYS Fund Services, Inc. ("BISYS"), receives a fee of $35,000 per year, plus reimbursement of out-of-pocket expenses. For the period ended November 30, 1997, BISYS earned fund accounting fees of $17,411. In its capacity as Transfer Agent, BISYS provides dividend disbursing and transfer agency services to the Fund and its shareholders. BISYS receives a transfer agency fee equal to $15/year per each shareholder of the Fund, subject to a $12,000 per year minimum. For the period ended November 30, 1997, BISYS earned transfer agency fees of $16,535.

The Trustees of the Trust have adopted a Plan of Distribution (the "Distribution Plan") with respect to the Fund in accordance with Rule 12b-1 under the Investment Company Act, after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. As contemplated by the Distribution Plan, BISYS LP acts as agent of the Fund in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. BISYS LP also acts as the Fund's Distributor, and is responsible for facilitating the continuous sale or redemption of Fund shares. Solely for the purpose of reimbursing BISYS LP for activities primarily intended to result in the sale of Fund shares, the Trust has, on behalf of the Fund, adopted the Distribution Plan wherein, pursuant to Rule 12b-1 of the Investment Company Act, the Fund is authorized to accrue daily and pay monthly up to 0.25% of the Fund's average daily net assets for services rendered in connection with the distribution of shares of the Fund. For the period ended November 30, 1997, BISYS LP retained distribution fees of $1,974.

                            MEYERS PRIDE VALUE FUND
                             FINANCIAL HIGHLIGHTS

 SELECTED RATIOS AND DATA FOR A SHARE OF        SIX MONTHS ENDED
 BENEFICIAL INTEREST OUTSTANDING THROUGHOUT     NOVEMBER 30, 1997  YEAR ENDED
 THE PERIOD:                                       (UNAUDITED)    MAY 31, 1997*
---------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF PERIOD                $ 12.23         $ 10.00
                                                     -------         -------
   Net investment loss                                 (0.03)          (0.03)
   Net realized and unrealized gains on
    investments                                         0.71            2.26
                                                     -------         -------
 NET ASSET VALUE, END OF PERIOD                      $ 12.91         $ 12.23
                                                     =======         =======
 TOTAL RETURN                                          18.57%(a)       22.30%(a)
 RATIOS/SUPPLEMENTARY DATA:
   Net assets, end of period (in thousands)          $ 2,009         $ 1,563
   Ratio of expenses to average net assets              1.95%(b)        2.09%(b)
   Ratio of net investment loss to average net
    assets                                             (0.47%)(b)      (0.48%)(b)
   Ratio of expenses to average net assets**           13.32%(b)       41.61%(b)
   Ratio of net investment loss to average net
    assets**                                          (11.84%)(b)     (40.00%)(b)
   Portfolio turnover rate                             35.81%          42.46%
   Average commission rate per share (c)             $0.0664         $0.0671

--------
 * Fund commenced operations on June 13, 1996.

** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


   The accompanying notes are an integral part of the financial statements.

                            MEYERS PRIDE VALUE FUND
TRUSTEES AND OFFICERS

Shelly J. Meyers
Trustee (Chairperson of the Board) and President

Leslie C. Sheppard
Trustee and Executive Vice President

Robert E. Gipson, Esq.
Trustee

Leonard Greenhalgh, M.B.A., Ph.D.
Trustee

Duane E. McWaine, M.D.
Trustee

Mark Sichley
Vice President

Frank Deutchki
Treasurer

Philip McKinley
Secretary

Matthew Constancio
Assistant Secretary

Ellen Stoutamire
Assistant Secretary

Alaina Metz
Assistant Secretary

INVESTMENT MANAGER
Meyers Capital Management, LLC
8901 Wilshire Boulevard
Beverly Hills, CA 90211

DISTRIBUTOR AND ADMINISTRATOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

FUND ACCOUNTING AGENT
AND TRANSFER AGENT
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
BNY Western Trust Company
700 South Flower Street, Suite 250
Los Angeles, CA 90017

LEGAL COUNSEL
Mayer, Brown & Platt
1675 Broadway, Suite 1900
New York, NY 10019

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

1/98